Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,651,144,993.52
Previously Paid Amount	0.00
Total Fee Amount	1,056,623.12
Total Offset Amount	0.00
Net Fee	$ 1,056,623.12
Final Prospectus	false